UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 11, 2014

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2014, the Compensation Committee of the Board of Directors (the “Board”) of Momenta Pharmaceuticals, Inc. (the “Company”) approved the amendment and restatement of the Company’s 2013 Incentive Award Plan (the “Amended and Restated 2013 Plan”), subject to and effective upon stockholder approval.  As shown below in Item 5.07 of this Current Report on Form 8-K, stockholders approved the Amended and Restated 2013 Plan at the Company’s 2014 Annual Meeting of Stockholders held on June 11, 2014 (the “Annual Meeting”).  The Amended and Restated 2013 Plan (i) increased the number of shares of common stock available for issuance under the 2013 Incentive Award Plan by 1,800,000 shares and (2) approved the material terms of performance goals that may apply to awards granted under the Amended and Restated 2013 Plan.

A more extensive discussion of the Amended and Restated 2013 Plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 22, 2014 (the “Proxy Statement”) under the heading “Proposal Five Approval of Amendment and Restatement of Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan,” which description is incorporated by reference herein.

In addition, on March 12, 2014, the Board approved the amendment and restatement of the Company’s Employee Stock Purchase Plan (the “Amended and Restated ESPP”), subject to and effective upon stockholder approval.  As shown below in Item 5.07 of this Current Report on Form 8-K, stockholders approved the Amended and Restated ESPP at the Annual Meeting. The Amended and Restated ESPP increased the number of shares of common stock available for issuance under the Employee Stock Purchase Plan by 500,000 shares.

A more extensive discussion of the Amended and Restated ESPP is contained in the Proxy Statement under the heading “Proposal Four Approval of Amendment and Restatement of Momenta Pharmaceuticals, Inc. Employee Stock Purchase Plan,” which description is incorporated by reference herein.

The foregoing descriptions of the Amended and Restated 2013 Plan and the Amended and Restated ESPP do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated 2013 Plan and the Amended and Restated ESPP, respectively.  A copy of the Amended and Restated 2013 Plan is attached hereto as Exhibit 10.1 and a copy of the Amended and Restated ESPP is attached hereto as Exhibit 10.2, each of which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 11, 2014, the Company held its Annual Meeting at the Royal Sonesta Hotel, located at 40 Edwin Land Blvd, Cambridge, MA.  A total of 52,745,192 shares of the Company’s common stock were entitled to vote as of April 14, 2014, the record date for the Annual Meeting, of which 48,967,313 were present in person or by proxy at the Annual Meeting.  The votes cast with respect to each item of business properly presented at the meeting were as follows:

1.                                      The stockholders elected each of the three Class I nominees to the Company’s Board of Directors to hold office until the 2017 Annual Meeting of Stockholders.

	For	Withheld
Bruce L. Downey	39,487,358	810,781
Marsha H. Fanucci	40,065,952	232,187
Peter Barton Hutt	34,483,801	5,814,338

2.                                      The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2014.

For:	48,598,845
Against:	342,921
Abstain:	25,547

3.                                      A non-binding “say on pay” advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	31,280,592
Against:	8,987,844
Abstain:	29,703
Broker Non-Votes:	8,669,174

4.                                      The stockholders approved the amendment and restatement of the 2004 Employee Stock Purchase Plan.

For:	39,706,599
Against:	563,998
Abstain:	27,542
Broker Non-Votes:	8,669,174

5.                                      The stockholders approved the amendment and restatement of the Momenta Pharmaceutics, Inc. 2013 Incentive Award Plan.

For:	38,635,381
Against:	1,614,088
Abstain:	48,670
Broker Non-Votes:	8,669,174

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan (as amended and restated)
10.2	Momenta Pharmaceuticals, Inc. 2004 Employee Stock Purchase Plan (as amended and restated)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: June 17, 2014	By:	/s/ Richard P. Shea

Richard P. Shea Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan (as amended and restated)
10.2	Momenta Pharmaceuticals, Inc. 2004 Employee Stock Purchase Plan (as amended and restated)